SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: February 19, 2008

GTREX CAPITAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31974	13-4171971
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

29970 Technology Drive, Suite 203

Murrieta, California 92563
(Address of principal executive offices)

Registrant's telephone number, including area code: (951) 677-6735

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See “Item 2.01 – Completion of Acquisition or Disposition of Assets” below for description of a material definitive agreement the Company entered into, which is incorporated herein by this reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On February 20, 2008 (“Closing Date”), GTREX Capital, Inc., a Delaware Corporation (“the Company”), entered into a Securities Purchase and Exchange Agreement to acquire eighty five  percent (85%) of the outstanding shares of Green Globe, Ltd. (“GGL”), a privately held UK company.  Under the terms of the Securities Purchase and Exchange Agreement, the Company acquired eighty five percent (85%) of Green Globe, Ltd. from multiple individuals for total consideration of eight hundred thirty million shares of restricted common stock, representing eighteen percent (18%) of the Company’s outstanding common stock and note payables due to the multiple individuals totaling $2,075,615.  A copy of the Securities Purchase and Exchange Agreements are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K.

On February 20, 2008, the Company entered into an Intellectual Property Purchase Agreement with Sustainable Tourism Development International, Inc. (“STDI”), an Australian Company, for the purchase of the Intellectual Property rights to the portal technologies designed and developed by STDI. The purchase will be in the amount of five hundred million shares of restricted common stock of the Corporation. In addition, the Corporation shall fund the start up of the Global Travel Exchange operation with an initial cash investment of a minimum of USD one hundred fifty thousand dollars.  A copy of the Intellectual Property Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

In connection with the Securities Purchase and Exchange Agreement with GGL and the Intellectual Property Agreement, as discussed in Item 2.01, the company agreed to issue eight hundred thirty million shares of restricted common stock to GGL in exchange for eighty five percent (85%) of GGL’s outstanding shares, and five hundred million shares of restricted common stock to STDI for the purchase of the Intellectual Property rights. The shares issued were valued at $133,000 and were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS O CERTAIN OFFICERS.

On February 19, 2008, the Company accepted the resignations of James Bickel as a member of the Board of Directors and Robert McCoy as a member of the Board of Directors effective immediately. These resignations are in connection with the consummation of the Securities Purchase and Exchange Agreement and do not arise from any disagreement on any matter relating to the Company’s operations, policies or practices, nor regarding the general direction of the Company.  Effective as of February 20, 2008 the Company appointed Terry De Lacy and Geoffrey Lipman as members of the Board of Directors.

Biographical and Other Information Regarding Terry De Lacy

Professor Terry De Lacy, BSc(Hons), PhD - Dr. De Lacy was Dean of the Agriculture and Natural Resources faculty at the University of Queensland and held a continuing chair in environmental policy at that university. Prior to that he was professor of natural resources at Charles Sturt University.  Dr. De Lacy’s research area is in environmental policy specializing in natural resources and sustainable tourism. He has authored six books, over 100 articles, 30 keynote addresses, been granted 2 patents, received 10 Australian Research Council grants, attracted over $9 million in personal research and supervised 20 PhD & research masters students over the last 15 years. Dr. De Lacy has extensive research and project experience in Asia, in particular China. He was appointed to the Queensland Government’s China Council and the Joint Australian India Government’s Sustainable Tourism joint working party. He has carried out a number of policy, program and project evaluations both in Australia and overseas for international agencies and national governments. He is a director of several “for profit” and “not for profit” companies including Chairman of STDI Pty Ltd. He coordinated the development of the Earthcheck program which is being used in over 50 countries by Green Globe to benchmark the sustainability performance of tourism businesses and destinations. He recently coordinated a proposed R&D program for tourism and climate change for the Australian Government and a destination adaptation to climate change strategy for the Sri Lankan Government. From July 1997 to July 2007, Dr. DeLacy served as Chief Executive Officer of the Australian Government established, national, Sustainable Tourism Cooperative Research Centre.  From August 2007 to present, he has served as professor in Sustainable Tourism and Environmental Policy, Victoria University Australia.

The terms of his director agreement

The Company entered into a Director Agreement with Terry De Lacy dated February 20, 2008.  The Director Agreement has a twelve-month term. Under the Agreement Mr. De Lacy is entitled to monthly compensation of $2,500, of which $1,000 shall be paid in cash and $1,500 shall be paid in restricted common stock of the Company.  A copy of the Director Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K.

Biographical and Other Information Regarding Geoffrey Lipman

Geoffrey Lipman – Mr. Lipman spent 20 years with the International Air Transport Association (IATA), where he was Executive Director and Head of Government Affairs, later as Executive Director of IFAPA, a foundation representing passengers, and as partner in Global Aviation Associates, a strategic airline consultancy specializing in government relations and competition matters. He has written and lectured around the world on tourism strategy, sustainability and airline liberalization, co-authored books on opening up European Aviation and established a Think Tank on Free Trade in the Air. He was a member of two European Union High Level Commissions, on Airline Liberalization and on Tourism Employment, as well as a member of the UK Roundtable on Sustainable Development. He is a Member of the President of Zambia’s Business Advisory Council and the Ethiopia Think Tank. He has been Tourism Envoy for the United Nations Development Programme (UNDP) Administrator & Tourism Advisor to the Commonwealth Business Council & World Economic Forum. He is a Board Member of Great Canadian Railway Company. Mr. Lipman is an Adjunct Professor at Victoria University’s Centre for Sustainable Tourism (Australia) and Griffith University (Australia) as well as Senior Research Fellow at George Washington University (US). He was the first President of the World Travel and Tourism Council (WTTC), the global business leaders’ forum. Between 1990 and 1999, he shaped its agenda during its growth from 10-100 members and the positioning of Travel and Tourism as the world’s largest industry, as well as its Millennium Vision for open markets, elimination of barriers and sustainable development. From 2001 to 2005, Mr. Lipman served as Special Advisory to Secretary General of The World Tourism Organization (UNWTO) and from 2006 to present he has served as Assistant Secretary General of UNWTO. In addition, from 2001 to present Mr. Lipman has served as Chairman of Green Global Village and a member of the board of directors of Green Globe Limited from 2000 to present.

The terms of his director agreement

The Company entered into a Director Agreement with Geoffrey Lipman dated February 20, 2008.  The Director Agreement has a twelve-month term. Under the Agreement Mr. Lipman is entitled to monthly compensation of $2,500, of which $1,000 shall be paid in cash and $1,500 shall be paid in restricted common stock of the Company.  A copy of the Director Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

The financial statements required by Rule 3-05(b) of Regulation S-X will be filed by amendment to this Current Report on Form 8-K no later than May 2, 2008.

(b) Pro Forma Financial Information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K no later than May 2, 2008.

(d) Exhibits

Exhibit No.	Description	Location
10.1	Securities Purchase and Exchange Agreement with Daniel Affolter and Geoffrey Lipman dated February 20, 2008	Filed herein
10.2	Securities Purchase and Exchange Agreement with Carl Ruderman dated February 20, 2008	Filed herein
10.3	Intellectual Property Agreement with Sustainable Tourism Development International, Inc. dated February 20, 2008	Filed herein
10.4	Board of Directors Agreement with Terry De Lacy dated February 20, 2008	Filed herein
10.5	Board of Directors Agreement with Geoffrey Lipman dated February 20, 2008	Filed herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTREX CAPITAL, INC.

February 21, 2008	/s/ Steven Peacock
Date	Steven Peacock, Interim Chief Executive Officer